UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016

BIM HOMES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55489	47-4184146
(Commission File Number)	(IRS Employer Identification No.)

c/o Legal & Compliance, LLC 330 Clematis Street, Suite 217 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(646) 481-9677

(Registrant’s telephone number, including area code)

3136 Mission Gorge Road, Suite 111

San Diego, CA 92120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2016, BIM Homes, Inc. (the “Company”) entered into a series of warrant amendment agreements (collectively, the “Warrant Amendments”) in order to extend the expiration date of certain outstanding warrants (collectively, the “Warrants”) from August 30, 2016 to August 30, 2017. As reported in the Form 8-K/A of the Company filed with the SEC on January 22, 2016, the Warrants (representing an aggregate of 2,500,000 warrants) were assigned by certain third party warrant holders of the Company to certain third party buyers on June 17, 2016 as follows:

(1) an aggregate of 2,005,000 warrants (consisting of 401,000 Class A Warrants, 401,000 Class B Warrants, 401,000 Class C Warrants, 401,000 Class D Warrants and 401,000 Class E Warrants) were assigned to Armada Enterprises GP, LLC pursuant to that certain Securities Purchase Agreement, dated May 4, 2016, between Armada Enterprises GP, LLC and certain third party selling shareholders and warrant holders of the Company represented by Armada Enterprises GP, LLC;

(2) an aggregate of 75,000 warrants (consisting of 15,000 Class A Warrants, 15,000 Class B Warrants, 15,000 Class C Warrants, 15,000 Class D Warrants and 15,000 Class E Warrants) were assigned to Jason Offenhartz pursuant to (a) that certain Securities Purchase Agreement, dated June 3, 2016, between Jason Offenhartz and certain third party selling shareholders and warrant holders of the Company represented by Armada Enterprises GP, LLC and (b) that certain Securities Purchase Agreement, dated June 6, 2016, between Jason Offenhartz and certain third party selling shareholders and warrant holders of the Company represented by Armada Enterprises GP, LLC;

(3) an aggregate of 370,000 warrants (consisting of 74,000 Class A Warrants, 74,000 Class B Warrants, 74,000 Class C Warrants, 74,000 Class D Warrants and 74,000 Class E Warrants) were assigned to RNG Studios, Inc. pursuant to that certain Securities Purchase Agreement, dated June 8, 2016, between RNG Studios, Inc. and certain third party selling shareholders and warrant holders of the Company represented by Armada Enterprises GP, LLC; and

(4) an aggregate of 50,000 warrants (consisting of 10,000 Class A Warrants, 10,000 Class B Warrants, 10,000 Class C Warrants, 10,000 Class D Warrants and 10,000 Class E Warrants) were assigned to MC 2 Consulting, Inc. pursuant to that certain Securities Purchase Agreement, dated May 5, 2016, between MC 2 Consulting, Inc. and certain third party selling shareholders and warrant holders of the Company represented by Armada Enterprises GP, LLC.

No other terms of the Warrants were amended other than the extension of the expiration date of the Warrants from August 30, 2016 to August 30, 2017. The Warrants currently provide the holders thereof the right to purchase up to an aggregate of 2,500,000 shares of common stock of the Company at an exercise price of (i) $4.00 per share as to 500,000 of such shares of common stock (Class A Warrants), (ii) $5.00 per share as to 500,000 of such shares of common stock (Class B Warrants), (iii) $6.00 per share as to 500,000 of such shares of common stock (Class C Warrants), (iv) $7.00 per share as to 500,000 of such shares of common stock (Class D Warrants), and (v) $8.00 per share as to 500,000 of such shares of common stock (Class E Warrants). The Warrant Amendments are filed as Exhibits 10.1 through 10.20 to this Current Report and are incorporated herein by reference. The foregoing description of the terms of the Warrant Amendments are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.2	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.3	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.4	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.5	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.6	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.7	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.8	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.9	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.10	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.11	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.12	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.13	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.14	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.15	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.16	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.17	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.18	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.19	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.20	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIM HOMES, INC.

Dated: August 25, 2016	By:	/s/ Milan Saha
	Name:	Milan Saha
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.2	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.3	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.4	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.5	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.6	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.7	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.8	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.9	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.10	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and Jason Offenhartz.

10.11	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.12	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.13	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.14	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.15	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and RNG Studios, Inc.

10.16	Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.17	Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.18	Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.19	Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.20	Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 19, 2016, between BIM Homes, Inc. and MC 2 Consulting, Inc.